U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported):  October 21, 2003


                           ARES GLOBAL ASSETS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

                                   000-49977
                           (Commission File Number)

                                    pending
                     (I.R.S. Employer Identification No.)

                8 Victoria Square, Aberdare, Wales, CF44 7LA UK
              (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  +44 8707 521 400

            244 Fifth Avenue, #W219, New York, New York 10001-7604 (Former name or former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

       On October 21, 2003, T. Chong Weng ("TC Weng"), the sole shareholder of ARES GLOBAL ASSETS, INC. ("ARES," "Company," or "Registrant"), entered into a Share Purchase Agreement with Deane Thomas ("Thomas") pursuant to which Thomas acquired 1,240,000 shares owned by TC Weng on October 21, 2003. The total consideration paid by Thomas for the shares was US$35,000. Thomas used personal funds to purchase the ARES shares. Before to this transaction there was no relationship between Thomas and the Company or TC Weng nor did Thomas own any securities of the Company. Thomas now owns 100% of the issued and outstanding shares of the Company. Simultaneously with this transaction, the Board of Directors of ARES nominated Deane Thomas to the Board of Directors and all former officers and directors resigned. Deane Thomas was then named President, Secretary and Treasurer of the Company.

       Prior  to  the  sale,  ARES   had   1,240,000  shares  of  common  stock
outstanding.

       Copy of the Share Purchase Agreement reflecting the sale of the 1,240,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

       The following table sets forth, as of October 21, 2003, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

TITLE OF CLASS NAME AND ADDRESS OF                               AMOUNT AND PERCENT OF
               BENEFICIAL OWNER (1)                               NATURE OF  CLASS (2)
                                                                 BENEFICIAL
                                                                  OWNERSHIP
Common Stock   Deane Thomas                                       1,240,000       100%
               8 Victoria Square
               Aberdare, Wales, CF44 7LA UK

Common Stock   All Officers and Directors as a Group (1 person)   1,240,000       100%

_____________

   (1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 1,240,000 shares issued and outstanding.

ITEM 5. OTHER EVENTS

As a result of the transaction as described under Item 1 above, the Company has relocated its offices to 8 Victoria Square Aberdare, Wales, CF44 7LA UK, and its new telephone number is +44 8707 521 400.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

1.1Agreement for the Purchase of Common Stock dated as of October 17, 2003, by and among Deane Thomas, T. Chong Weng and ARES GLOBAL ASSETS, INC.

99.1 Resignation letter




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


ARES GLOBAL ASSETS, INC.


By: /s/ Deane Thomas                                  Date: 11/3/2003
    ---------------------------
Name:  Deane Thomas
Title:  President








EXHIBIT 1.1

                           SHARE PURCHASE AGREEMENT

       THIS SHARE PURCHASE AGREEMENT made as of the 17th day of October, 2003, by and between:

       T. CHONG WENG, with an address at 244 FIFTH AVENUE, W219, NEW YORK NY 10001 ("SELLER");

       and

       DEANE THOMAS, WITH AN ADDRESS AT 8 VICTORIA SQUARE, ABERDARE, WALES, CF44 7LA ("PURCHASER").

                               R E C I T A L S:

       FIRST, SELLER is the owner of 1,240,000 shares of common stock of ARES GLOBAL ASSETS, INC., a Delaware corporation ("ARES").

       SECOND, SELLER desires to sell 1,240,000 of his issued and outstanding shares in ARES to PURCHASER in consideration of the following.

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

       1.0 Transfer of Shares.

       SELLER hereby transfers and delivers 1,240,000 of his issued and outstanding shares in ARES to PURCHASER in consideration of US$35,000.00 by wire transfer to an account to be specified by SELLER. Upon receipt of the consideration by T. CHONG WENG, SELLER will immediately forward 1,240,000 ARES shares to PURCHASER.

       2.0 Representations and Warranties of SELLER.

       SELLER hereby represents and warrants to PURCHASER that:

       2.1 Authority. SELLER has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by constitutes a valid and binding instrument, enforceable in accordance with its terms.

       2.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which SELLER is a party or by which SELLER is bound.

       2.3 Title to SELLER'S shares in ARES. SELLER is the legal and beneficial owner of its shares in ARES and has good and marketable title thereto, free and clear of any liens, claims, rights and encumbrances.

       3.0 Representations and Warranties of PURCHASER. PURCHASER hereby unconditionally represents and warrants to SELLER that:

       3.1 Authority. PURCHASER has the power and authority to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by PURCHASER and constitutes a valid and binding instrument, enforceable in accordance with its terms.

       3.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement is in compliance with and does not conflict with or result in a breach of or in violation of the terms, conditions or provisions of any agreement, mortgage, lease or other instrument or indenture to which PURCHASER is a party or by which PURCHASER is bound.

       3.3 Rule 144 Restriction. PURCHASER hereby agrees that such shares are restricted pursuant to Rule 144 and therefore subject to Rule 144 resale requirements.

       4.0 Notices. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notice, unless either party has notified the other of an alternative address as provided hereunder, shall be sent to the address as set forth herein.

       5.0 Governing Law. This Agreement shall be interpreted and governed in accordance with the laws of the State of New York.

       6.0 Severability. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

       7.0 Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

       8.0 Invalidity. If any paragraph of this Agreement shall be held or declared to be void, invalid or illegal, for any reason, by any court of competent jurisdiction, such provision shall be ineffective but shall not in any way invalidate or effect any other clause, Paragraph, section or part of this Agreement.

       9.0 Gender and Number. Words importing a particular gender mean and include the other gender and words importing a singular number mean and include the plural number and vice versa, unless the context clearly indicated to the contrary.

       10.0 Amendments. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

       11.0 No Assignments. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.

       IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have signed this Agreement by their duly authorized officers the day and year first above written.



                                 By: /S/ T. CHONG WENG
                                     ---------------------------
                                 T. CHONG WENG








                                 By: /S/ DEANE THOMAS
                                     ---------------------------
                                 DEANE THOMAS




EXHIBIT 99.1

                                   T.C. Weng
                            244 Fifth Avenue, W219
                       New York, New York 10001-7604 USA
                             Tel/Fax: 212-504-8120




October 21, 2003

Deane Thomas, President
Ares Global Assets, Inc.
8 Victoria Square
Aberdare, Wales, CF44 7LA
United Kingdom

Dear Mr. Thomas,

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Ares Global Assets, Inc. (the "Registrant"), a Delaware corporation, a public reporting company registered with the United States Securities and Exchange Commission. My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Yours Truly,


/S/ TC WENG
---------------------------
T.C. Weng